Virtus Dynamic Trend Fund,

a series of Virtus Opportunities Trust

Supplement dated February 8, 2016 to the

Prospectus and Statement of Additional Information

for Virtus Opportunities Trust, each dated January 28, 2016

IMPORTANT NOTICE TO INVESTORS

Effective February 5, 2016, Virtus Dynamic Trend Fund, formerly a series of Virtus Opportunities Trust, was merged with and into Virtus Equity Trend Fund, a separate series of Virtus Opportunities Trust. Virtus Dynamic Trend Fund has ceased to exist and is no longer available for sale.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VIT 8020/DTF Merged (2/2016)